SEMI ANNUAL REPORT

                                 [COVER PHOTO]

                               September 30, 1997




                                   TEMPLETON
                               LATIN AMERICA FUND


[FRANKLIN TEMPLETON LOGO]

[PHOTO]
MARK R. BEVERIDGE, CFA, CIC
Portfolio Manager
Templeton Latin America Fund


[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO] CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Latin America Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers in Latin America.

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Latin America Fund for the six months ended September 30, 1997. During this period, many Latin American stock markets performed well in an environment of rising corporate earnings, improved fiscal and monetary policies, and increased capital flows into the region. As discussed in the Performance Summary on page 6, the Fund's Class I shares delivered a six-month cumulative total return of 20.54%.

On September 30, 1997, Brazil was the Fund's largest geographic exposure. Its economy continued to expand, with gross domestic product (GDP) estimated to increase at an annual rate of 3.0% in 1997, while inflation averaged far below its previous levels. Investors reacted favorably, and the Bovespa Index rose 28% during the six-month period.(1) The Fund benefited from the rising share prices of Telecomunicacoes Brasileiras SA(2), the state-owned



1. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

2. A complete listing of all stocks in the portfolio as of September 30, 1997 begins on page 15.


CONTENTS

Shareholder Letter .....      1

Performance Summaries
   Class I .............      6
   Class II ............      8
   Advisor Class .......     10

Financial Highlights and
Statement of Investments     12

Financial Statements ...     18

Notes to the Financial
Statements .............     21

FUND CATEGORY

[GRAPH] PYRAMID

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/97

Brazil 41.2%

Mexico 28.0%

Argentina 14.7%

Other Countries 1.6%

Peru 4.8%

Short-Term Obligations &
Other Net Assets 5.6%

Colombia 4.1%

telecommunications provider; Banco Bradesco SA, one of the largest Brazilian banks; and Cia Energetica de Minas Gerais (CEMIG), the state-owned electric power company. Both Telecomunicacoes Brasileiras and CEMIG may benefit from privatization in coming years.

Another area of strength was Mexico, whose 1997 GDP growth was estimated at an annual rate of 5.7%. This growth helped to spark investor interest and, at the end of the reporting period, the Bolsa Index was 46.2% higher than it had been on March 31, 1997.(3) Empaques Ponderosa SA de CV, a boxboard company, Grupo Financiero Banamex Accival SA, one of the country's largest financial institutions, and Cifra SA, a major retailer, were among the top contributors to the Fund's performance during the six months under review.

During the reporting period, Argentina was Latin America's fastest growing economy, and had the region's lowest inflation rate. These two factors helped to boost investor confidence, and the Merval Index advanced 17.4% between March 31, 1997, and September 30, 1997.(4) Our holdings in YPF Sociedad Anonima, Telecom Argentina Stet France SA, and Telefonica de Argentina SA rose in value, which contributed to the Fund's returns.

Throughout the period, we maintained a conservative, bottom-up approach in searching for undervalued equities. We did not attempt to match the weightings of our benchmark index (International Finance Corporation Investable Latin America Index),


3. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.
4. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

and regional allocation was simply a result of individual stock selection. For example, we purchased shares of Carulla SA, the Colombian supermarket chain, which, in our opinion, should benefit if the rise in standard of living continues in Colombia. We also initiated positions in Acer Computec Latino America SA de CV, a large personal computer manufacturer, and Unibanco Uniao de Bancos Brasileiros SA, a major Brazilian bank serving individuals and small, mid-sized, and large companies. We believe both companies have long-term growth potential.

We did not sell many stocks during the period because, due to strong economic growth and healthy corporate profits, we had adjusted our earnings forecasts and target prices upwards. However, we did realize profits by selling some of our holdings of Herdez SA de CV, a Mexican food products company whose shares appreciated substantially.

Looking forward, we are generally optimistic about long-term investment opportunities in Latin America. Many countries in the region appear to be committed to market-oriented reforms, and have changed their spending habits and rejuvenated their economies. In our opinion, the emphasis placed on savings by Latin American governments may help reduce dependence on foreign capital, and the region's economies may also benefit from the high percentage of young people entering the workforce.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions

INDUSTRY BREAKDOWN
Based on Total Net Assets
9/30/97

Telecommunications                  15.6%

Banking                             15.0%

Energy Sources                      10.6%

Metals & Mining                     10.3%

Food & Household Products            9.3%

Merchandising                        5.7%

Multi-Industry                       5.6%

Forest Products & Paper              5.0%

Utilities - Electrical & Gas         3.0%

Other Industries                    14.3%

Short-Term Obligations &
Other Net Assets                     5.6%

  TOP 10 HOLDINGS
  9/30/97

  Company,                           % of Total
  Industry, Country                  Net Assets

  Banco Bradesco SA, pfd
  Banking, Brazil                          3.2%

  Cia Vale do Rio Doce, pfd., ADR
  Metals & Mining, Brazil                  3.0%

  YPF Soc Anonima, ADR
  Energy Sources, Argentina                3.0%

  Banco Itau SA
  Banking, Brazil                          3.0%

  Telecommunicacoes Brasileiras SA
  Telecommunications, Brazil               2.9%

  Cpt - Telefonica del Peru SA, B
  Telecommunications, Peru                 2.8%

  Grupo Financiero Banamex
  Accival SA
  Banking, Mexico                          2.7%

  Usinas Siderurgicas de Minas
  Gerais SA
  Metals & Mining, Brazil                  2.6%

  Telesp - Telecomunicacoes de
  Sao Paulo SA
  Telecommunications, Brazil               2.6%

  Empaques Ponderosa SA de CV, B
  Forest Products & Paper,
  Mexico                                   2.6%

For a detailed listing of portfolio holdings, please see page 15 of this report.


as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, which may include risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where investments are made, and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 30% to 40% are not unusual in emerging markets. For example, the Mexican stock market has increased more than 300% in the last five years, but has suffered two declines of more than 10% during that time.(5)


5. Source: Bloomberg. Price appreciation is measured in local currency terms, and is based on quarterly percentage price changes over the five-year period ended September 30, 1997

We thank you for your continued investment in the Fund, and would like to reaffirm our dedication and commitment to searching for the best possible Latin American securities for the Fund's portfolio.

Sincerely,

/s/ Mark R. Beveridge
---------------------
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Latin America Fund



The lead portfolio manager of the Templeton Latin America Fund since June 1997 is Mark R. Beveridge. Mr. Beveridge is a senior vice president of Templeton Investment Counsel, Inc., the Fund's Investment Manager. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for non-life insurance and industrial components industries. He also has country coverage of Argentina.

Howard J. Leonard and Gary R. Clemons exercise secondary portfolio management responsibilities for the Fund. Mr. Leonard is an executive vice president of the Fund's Investment Manager. He holds a BBA in finance/economics from the Temple University School of Business Administration. Mr. Leonard is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, the Financial Analysts Federation and the International Society of Security Analysts. Before joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed-income research activities. Mr. Leonard also worked previously at Provident National Bank as a security analyst covering a variety of industries. Mr. Leonard currently manages both institutional and mutual fund accounts of global and international mandates. He has research responsibility for the machinery, engineering, and investment management industries, and also follows the following countries: Brazil and Indonesia. Mr. Clemons is a senior vice president of the Fund's Investment Manager. He holds a BS from the University of Nevada - Reno and an MBA from the University of Wisconsin - Madison. He joined Templeton Investment Counsel, Inc. in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Peru, Norway and Sweden.

PERFORMANCE SUMMARY


CLASS I

Templeton Latin America Fund - Class I produced a cumulative total return of 20.54% for the six-month period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the Fund's shares increased $2.50, from $12.34 on March 31, 1997 to $14.84 on September 30, 1997. During this time, shareholders received distributions of 2.0 cents ($0.02) per share in dividend income and 1.0 cent ($0.01) per share in short-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.

CLASS I
Periods ended 9/30/97

                                                          SINCE
                                                        INCEPTION
                                             1-YEAR      (5/8/95)
                                             ------     ---------

Cumulative Total Return(1)                   35.15%       51.73%
Average Annual Total Return(2)               27.37%       16.07%
Value of $10,000 Investment(3)              $12,737      $14,301


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 5.75% initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After August 1, 1998, the fee waiver and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.



Past performance is not predictive of future results.

CLASS II

Templeton Latin America Fund - Class II provided a cumulative total return of 20.17% for the six-month period ended September 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares increased $2.46, from $12.28 on March 31, 1997 to $14.74 on September 30, 1997. During this time, shareholders received distributions of 0.43 cents ($0.0043) per share in dividend income and 1.0 cent ($0.01) per share in short-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.

CLASS II
Periods ended 9/30/97

                                                           SINCE
                                                         INCEPTION
                                            1-YEAR        (5/8/95)
                                            ------       ---------

Cumulative Total Return(1)                   34.45%         49.34%
Average Annual Total Return(2)               32.13%         17.71%
Value of $10,000 Investment(3)             $13,213        $14,786


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After August 1, 1998, the fee waiver and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.




Past performance is not predictive of future results.

ADVISOR CLASS

Templeton Latin America Fund - Advisor Class produced a cumulative total return of 20.91% for the six-month period ended September 30, 1997. The price of the Fund's shares increased $2.54, from $12.35 to $14.89 over the same period. During this time, shareholders received distributions of 2.68 cents ($0.0268) per share in dividend income and 1.0 cent ($0.01) per share in short-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.

ADVISOR CLASS
Periods ended 9/30/97

                                                  SINCE INCEPTION
                                                    OF THE FUND
                                       1-YEAR         (5/8/95)
                                       ------     ---------------

Cumulative Total Return(1)              35.67%          52.33%
Average Annual Total Return(1)          35.67%          19.17%
Value of $10,000 Investment(2)        $13,567         $15,233


Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors, as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 36.74%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After August 1, 1998, the fee waiver and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.



Past performance is not predictive of future results.

TEMPLETON LATIN AMERICA FUND
Financial Highlights

                                                                                          CLASS I
                                                                         -----------------------------------------
                                                                         SIX MONTHS ENDED           YEAR ENDED MARCH 31,
                                                                        SEPTEMBER 30, 1997         ----------------------
                                                                           (UNAUDITED)              1997           1996+
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period............................               $12.34               $10.53         $10.00
                                                                                -----------------------------------------
Income from investment operations:
 Net investment income..........................................                  .06                  .06            .12
 Net realized and unrealized gains..............................                 2.47                 1.86            .51
                                                                                -----------------------------------------
Total from investment operations................................                 2.53                 1.92            .63
                                                                                -----------------------------------------
Less distributions:
 Dividends from net investment income...........................                 (.02)                (.08)          (.10)
 Distributions from net realized gains..........................                 (.01)                (.03)            --
                                                                                -----------------------------------------
Total distributions.............................................                 (.03)                (.11)          (.10)
                                                                                -----------------------------------------
Net asset value, end of period..................................               $14.84               $12.34         $10.53
                                                                                =========================================
Total return*...................................................               20.54%               18.34%          6.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............................              $37,570              $18,923         $5,150
Ratios to average net assets:
 Expenses.......................................................                2.41%**              3.10%          4.02%**
 Expenses, including waiver.....................................                2.35%**              2.35%          2.35%**
 Net investment income..........................................                 .95%**               .50%          1.71%**
Portfolio turnover rate.........................................                4.05%                3.72%             --
Average commission rate paid***.................................               $.0002               $.0003         $.0004

 *Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.
 +For the period May 8, 1995 (commencement of operations) to March 31, 1996.

<PAGE.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (continued)

                                                                                          CLASS II
                                                                    ----------------------------------------------------
                                                                         SIX MONTHS ENDED          YEAR ENDED MARCH 31,
                                                                        SEPTEMBER 30, 1997         --------------------
                                                                           (UNAUDITED)              1997          1996+
                                                                    ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.............................             $12.28               $10.49         $10.00
                                                                    ----------------------------------------------------
Income from investment operations:
 Net investment income (loss)....................................                .02                 (.01)           .08
 Net realized and unrealized gains...............................               2.45                 1.85            .48
                                                                    ----------------------------------------------------
Total from investment operations.................................               2.47                 1.84            .56
                                                                    ----------------------------------------------------
Less distributions:
 Dividends from net investment income............................                 --                 (.02)          (.07)
 Distributions from net realized gains...........................               (.01)                (.03)            --
                                                                    ----------------------------------------------------
Total distributions..............................................               (.01)                (.05)          (.07)
                                                                    ----------------------------------------------------
Net asset value, end of period...................................             $14.74               $12.28         $10.49
                                                                    ====================================================
Total return*....................................................             20.17%               17.62%          5.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................................             $6,732               $3,524         $1,351
Ratios to average net assets:
 Expenses........................................................              3.06%**              3.84%          4.67%**
 Expenses, including waiver......................................              3.00%**              3.00%          3.00%**
 Net investment income (loss)....................................               .27%**             (.15)%          1.14%**
Portfolio turnover rate..........................................              4.05%                3.72%             --
Average commission rate paid***..................................             $.0002               $.0003         $.0004

 *Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
 **Annualized.
***Relates to purchases and sales of equity securities.
 +For the period May 8, 1995 (commencement of operations) to March 31, 1996.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (continued)

                                                                                         ADVISOR CLASS
                                                                      ---------------------------------------------------
                                                                           SIX MONTHS ENDED          YEAR ENDED MARCH 31,
                                                                          SEPTEMBER 30, 1997         --------------------
                                                                             (UNAUDITED)                    1997+
                                                                      ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period...............................             $12.35                      $10.92
                                                                      ---------------------------------------------------
Income from investment operations:
 Net investment income.............................................                .01                         .02
 Net realized and unrealized gains.................................               2.56                        1.41
                                                                      ---------------------------------------------------
Total from investment operations...................................               2.57                        1.43
                                                                      ---------------------------------------------------
Less distributions:
 Dividends from net investment income..............................               (.02)                         --
 Distributions from net realized gains.............................               (.01)                         --
                                                                      ---------------------------------------------------
Total distributions................................................               (.03)                         --
                                                                      ---------------------------------------------------
Net asset value, end of period.....................................             $14.89                      $12.35
                                                                      ===================================================
Total return*......................................................             20.91%                      13.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..................................             $1,163                         $71
Ratios to average net assets:
 Expenses..........................................................              2.06%**                     2.08%**
 Expenses, including waiver........................................              2.00%**                     2.00%**
 Net investment income.............................................               .45%**                      .82%**
Portfolio turnover rate............................................              4.05%                       3.72%
Average commission rate paid***....................................             $.0002                      $.0003

 *Total return is not annualized.
 **Annualized.
***Relates to purchases and sales of equity securities.
 +For the period January 2, 1997 (effective date) to March 31, 1997.
                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                       COUNTRY           SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 70.9%
AUTOMOBILES 2.6%
Ciadea SA.........................................................    Argentina            118,200         $   289,648
*Consorcio G Grupo Dina SA de CV, ADR.............................     Mexico              140,900             871,819
                                                                                                           -----------
                                                                                                             1,161,467
                                                                                                           -----------
BANKING 11.3%
*Banco de Galicia y Buenos Aires SA, B............................    Argentina             21,645             159,123
Banco Ganadero SA, ADR............................................    Colombia              13,800             552,000
Banco Ganadero SA, ADR C..........................................    Colombia              17,600             508,200
Banco Itau SA.....................................................     Brazil            2,101,900           1,358,354
Credicorp Ltd.....................................................      Peru                41,480             788,120
*Grupo Financiero Banamex Accival SA, B...........................     Mexico              386,000           1,217,117
*Unibanco Uniao de Bancos Brasileiros SA, GDR.....................     Brazil               14,700             538,388
                                                                                                           -----------
                                                                                                             5,121,302
                                                                                                           -----------
BEVERAGES & TOBACCO 0.5%
Cristalerias de Chile SA, ADR.....................................      Chile               12,200             224,938
                                                                                                           -----------
BUILDING MATERIALS & COMPONENTS 1.7%
Cementos Diamante SA, ADR, 144A...................................    Colombia              12,000             155,129
*Mirgor SA Comercial Industrial Financiera Inmobiliari
  Agropecuaria, ADR, 144A.........................................    Argentina            160,400             621,550
                                                                                                           -----------
                                                                                                               776,679
                                                                                                           -----------
CONSTRUCTION & HOUSING 1.3%
Empresas ICA Sociedad Controladora SA, ADR........................     Mexico               32,500             570,781
                                                                                                           -----------
DATA PROCESSING & REPRODUCTION 1.5%
*Acer Computec Latino America SA DE CV............................     Mexico              169,700             666,133
                                                                                                           -----------
ENERGY SOURCES 6.0%
Perez Companc SA, B...............................................    Argentina            107,855             869,485
Transportadora de Gas del Sur SA, ADR B...........................    Argentina             45,200             508,500
YPF Sociedad Anonima, ADR.........................................    Argentina             36,900           1,360,688
                                                                                                           -----------
                                                                                                             2,738,673
                                                                                                           -----------
FOOD & HOUSEHOLD PRODUCTS 7.8%
Herdez SA de CV, new..............................................     Mexico              741,400             639,302
*Industrias Bachoco SA, ADR.......................................     Mexico               46,200             848,925
Panamerican Beverages Inc., A.....................................     Mexico                9,600             375,000
Pepsi-Gemex SA de CV..............................................     Mexico               43,500             124,846
Tablex SA de CV...................................................     Mexico              202,594             599,699
Vitro SA..........................................................     Mexico              190,000             970,785
                                                                                                           -----------
                                                                                                             3,558,557
                                                                                                           -----------
FOREST PRODUCTS & PAPER 5.0%
Aracruz Celulose SA, ADR..........................................     Brazil               54,850           1,127,853
*Empaques Ponderosa SA de CV, B...................................     Mexico            1,291,500           1,163,514
                                                                                                           -----------
                                                                                                             2,291,367
                                                                                                           -----------
INDUSTRIAL COMPONENTS 0.6%
Madeco Manufacturera de Cobre SA, ADR.............................      Chile               12,100             296,450
                                                                                                           -----------

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                       COUNTRY           SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 5.4%
Carulla SA, ADR...................................................    Colombia             141,600         $   647,466
Cifra SA de CV, A.................................................     Mexico               25,073              56,148
Cifra SA, C.......................................................     Mexico              362,000             792,952
Companhia Brasileira de Distribuicao Pao de Acuc, ADR.............     Brazil               42,200             949,500
                                                                                                           -----------
                                                                                                             2,446,066
                                                                                                           -----------
METALS & MINING 7.7%
Companhia Siderurgica Nacional....................................     Brazil           30,116,800           1,154,310
Grupo Mexico SA de CV, B..........................................     Mexico              240,000             965,251
Cia Vale do Rio Doce, ADR.........................................     Brazil               56,300           1,376,730
                                                                                                           -----------
                                                                                                             3,496,291
                                                                                                           -----------
MULTI-INDUSTRY 5.6%
Alfa SA de CV, A..................................................     Mexico               45,000             422,780
Alfa SA de CV, A 144A.............................................     Mexico               37,000             347,619
Banco Wiese Ltd., ADR.............................................      Peru                18,000             123,750
DESC SA, B........................................................     Mexico               80,600             855,792
DESC SA, C........................................................     Mexico                  806               8,433
Inversiones y Representacion......................................    Argentina            127,367             560,527
La Cemento Nacional CA, GDR.......................................     Ecuador                 820             182,040
La Cemento Nacional CA, GDR, 144A.................................     Ecuador                 200              44,400
                                                                                                           -----------
                                                                                                             2,545,341
                                                                                                           -----------
TELECOMMUNICATIONS 9.8%
Cpt-Telefonica del Peru SA, B.....................................      Peru               548,900           1,285,563
Telecomunicacoes Brasileiras SA...................................     Brazil              611,975              70,663
Telecom Argentina Stet-France SA, ADR.............................    Argentina             21,800             663,538
Telecomunicacoes de Minas Gerais SA...............................     Brazil            1,635,113             253,726
*Telecomunicacoes de Minas Gerais SA Telemig, new.................     Brazil               77,149              11,373
Telefonica de Argentina SA, B, ADR................................    Argentina             17,100             626,288
Telesp-Telecomunicacoes de Sao Paulo SA...........................     Brazil            3,179,287             829,972
Telmex-Telefonos de Mexico SA, L, ADR.............................     Mexico               13,500             698,625
                                                                                                           -----------
                                                                                                             4,439,748
                                                                                                           -----------
TEXTILES & APPAREL 0.0%
Coteminas Cia Tecidos Norte de Minas..............................     Brazil               70,000              21,564
                                                                                                           -----------
TRANSPORTATION 1.1%
Transportacion Maritima Mexicana SA de CV, ADR, A.................     Mexico               38,400             232,800
Transportacion Maritima Mexicana SA de CV, L, ADR.................     Mexico               36,900             290,588
                                                                                                           -----------
                                                                                                               523,388
                                                                                                           -----------
UTILITIES ELECTRICAL & GAS 3.0%
Central Costanera SA, ADR, 144A...................................    Argentina             16,100             536,331
Central Puerto SA, ADR............................................    Argentina             23,900             327,496
Cia Energetica de Minas Gerais, ADR...............................     Brazil                9,200             501,400
                                                                                                           -----------
                                                                                                             1,365,227
                                                                                                           -----------
TOTAL COMMON STOCKS (COST $26,196,266)............................                                          32,243,972
                                                                                                           -----------

TEMPLETON LATIN AMERICA FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                       COUNTRY           SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 23.5%
Banco Bradesco SA, pfd............................................     Brazil          137,460,830         $ 1,449,201
Ceval Alimentos SA, pfd...........................................     Brazil           72,700,000             673,548
Cia Brasileira de Petroleo Ipiranga, pfd..........................     Brazil           39,710,000             637,941
Cia de Inversiones en Telecomunicaciones SA 7.00%, conv., pfd.....    Argentina              2,350             166,850
Coteminas Cia Tecidos Norte de Minas, pfd.........................     Brazil            1,491,000             571,631
*Lojas Americanas SA, pfd.........................................     Brazil           13,100,000             162,622
Petrobras Distribuidora SA, pfd...................................     Brazil           38,046,000             972,377
Petrobras-Petroleo Brasileiro SA, pfd.............................     Brazil            3,964,000           1,128,901
Telecomunicacoes Brasileiras SA, pfd..............................     Brazil               10,429               1,347
Telecomunicacoes Brasileiras SA, pfd., ADR........................     Brazil                9,850           1,268,188
*Telecomunicacoes de Minas Gerais SA, pfd.........................     Brazil            5,875,000             866,060
Telesp-Telecomunicacoes de Sao Paulo SA, pfd......................     Brazil            1,177,057             358,860
Unibanco-Uniao de Bancos Brasileiros SA, pfd......................     Brazil            6,500,000             231,450
Usinas Siderurgicas De Minas Gerais SA, pfd., reg.................     Brazil              108,700           1,187,658
Weg SA, pfd.......................................................     Brazil            1,332,900           1,009,819
                                                                                                           -----------
TOTAL PREFERRED STOCKS (COST $9,652,668)..........................                                          10,686,453
                                                                                                           -----------

                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                       -----------
SHORT TERM OBLIGATIONS (COST $3,263,815) 7.2%
U.S. Treasury Bills, 4.80% to 5.16% with maturities to 12/26/97...  United States      $ 3,291,000           3,265,270
                                                                                                           -----------
TOTAL INVESTMENTS 101.6% (COST $39,112,749).......................                                          46,195,695
OTHER ASSETS, LESS LIABILITIES (1.6%).............................                                            (731,068)
                                                                                                           -----------
TOTAL NET ASSETS 100.0%...........................................                                         $45,464,627
                                                                                                           ===========

 *Non-income producing.
**Securities traded in U.S. dollars.
                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $39,112,749)..............................  $46,195,695
 Cash................................................................................      375,886
 Receivables:
  Fund shares sold...................................................................      166,794
  Dividends and interest.............................................................       21,007
 Unamortized organization costs......................................................       45,700
                                                                                       -----------
     Total assets....................................................................   46,805,082
                                                                                       -----------
Liabilities:
 Payables:
  Investment securities purchased....................................................      835,067
  Fund shares redeemed...............................................................      206,308
  Affiliates.........................................................................      282,367
 Accrued expenses....................................................................       16,713
                                                                                       -----------
     Total liabilities...............................................................    1,340,455
                                                                                       -----------
      Net assets, at value...........................................................  $45,464,627
                                                                                       ===========
Net assets consist of:
 Undistributed net investment income.................................................  $   107,939
 Net unrealized appreciation.........................................................    7,082,946
 Accumulated net realized gain.......................................................      276,282
 Beneficial shares...................................................................   37,997,460
                                                                                       -----------
      Net assets, at value...........................................................  $45,464,627
                                                                                       ===========
CLASS I:
 Net asset value per share ($37,569,514 4 2,532,298 shares outstanding)..............       $14.84
                                                                                       ===========
 Maximum offering price per share ($14.84 4 94.25%)..................................       $15.75
                                                                                       ===========
CLASS II:
 Net asset value per share ($6,732,228 4 456,808 shares outstanding).................       $14.74
                                                                                       ===========
 Maximum offering price per share ($14.74 4 99.00%)..................................       $14.89
                                                                                       ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($1,162,885 4 78,126 shares
   outstanding)......................................................................       $14.89
                                                                                       ===========

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment income:
(net of $31,474 foreign taxes withheld)
 Dividends.................................................................   $450,308
 Interest..................................................................    108,893
                                                                              --------
     Total investment income...............................................               $  559,201
Expenses:
 Management fees (Note 3)..................................................    213,437
 Administrative fees (Note 3)..............................................     25,612
 Distribution fees (Note 3)
  Class I..................................................................     50,136
  Class II.................................................................     25,677
 Transfer agent fees (Note 3)..............................................     38,000
 Custodian fees............................................................      8,200
 Reports to shareholders...................................................     16,600
 Registration and filing fees..............................................     32,600
 Professional fees (Note 3)................................................      5,100
 Trustees' fees and expenses...............................................      2,100
 Amortization of organization costs........................................      8,768
 Other.....................................................................        534
                                                                              --------
     Total expenses........................................................    426,764
 Less expenses waived (Note 3).............................................     11,075
                                                                              --------
     Total expenses less expenses waived...................................                  415,689
                                                                                          ----------
      Net investment income................................................                  143,512
                                                                                          ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..............................................................    309,639
  Foreign currency transactions............................................    (10,675)
                                                                              --------
 Net realized gain.........................................................                  298,964
 Net unrealized appreciation on investments................................                5,533,310
                                                                                          ----------
Net realized and unrealized gain...........................................                5,832,274
                                                                                          ----------
Net increase in net assets resulting from operations.......................               $5,975,786
                                                                                          ==========

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED
                                                                        SEPTEMBER 30, 1997         YEAR ENDED
                                                                           (UNAUDITED)           MARCH 31, 1997
                                                                    -------------------------------------------
Increase in net assets:
 Operations:
  Net investment income..........................................          $    143,512           $     39,591
  Net realized gain from investments and foreign currency
    transactions.................................................               298,964                 25,594
  Net unrealized appreciation on investments.....................             5,533,310              1,357,093
                                                                           -----------------------------------
      Net increase in net assets resulting from operations.......             5,975,786              1,422,278
 Distributions to shareholders from:
  Net investment income:
   Class I.......................................................               (36,741)               (47,435)
   Class II......................................................                (1,395)                (3,376)
   Advisor Class.................................................                  (565)                    --
  Net realized gains:
   Class I.......................................................               (18,370)               (20,552)
   Class II......................................................                (3,245)                (5,898)
   Advisor Class.................................................                  (211)                    --
 Capital share transactions (Note 2)
   Class I.......................................................            13,672,001             12,752,973
   Class II......................................................             2,339,303              1,850,205
   Advisor Class.................................................             1,019,907                 68,505
                                                                           -----------------------------------
      Net increase in net assets.................................            22,946,470             16,016,700
Net assets:
 Beginning of period.............................................            22,518,157              6,501,457
                                                                           -----------------------------------
 End of period...................................................          $ 45,464,627           $ 22,518,157
                                                                           ===================================
Undistributed net investment income included in net assets:
 Beginning of period.............................................          $      3,128           $     13,836
                                                                           ===================================
 End of period...................................................          $    107,939           $      3,128
                                                                           ===================================

                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities and debt obligations of issuers in Latin American countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends and interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $19 million as of September 30, 1997.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)(continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  BENEFICIAL SHARES

The Fund offers three classes of shares: Class I, Class II, and Advisor Class. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1997, there was an unlimited number of shares authorized ($0.01 par value) for each class. Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                    YEAR ENDED
                                                               SEPTEMBER 30, 1997                 MARCH 31, 1997
                                                            ------------------------         ------------------------
                      CLASS I SHARES:                        SHARES        AMOUNT             SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold................................................ 1,656,498    $22,818,561         1,760,552    $21,123,956
Shares issued on reinvestment of distributions.............     3,824         49,484             5,419         57,611
Shares redeemed............................................  (661,875)    (9,196,044)         (721,346)    (8,428,594)
                                                            ---------------------------------------------------------
Net increase...............................................   998,447    $13,672,001         1,044,625    $12,752,973
                                                            =========================================================

                                                                SIX MONTHS ENDED                    YEAR ENDED
                                                               SEPTEMBER 30, 1997                 MARCH 31, 1997
                                                            ------------------------         ------------------------
                     CLASS II SHARES:                        SHARES        AMOUNT             SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold................................................   261,147    $ 3,583,830           173,080    $ 2,019,340
Shares issued on reinvestment of distributions.............       335          4,320               840          8,969
Shares redeemed............................................   (91,614)    (1,248,847)          (15,804)      (178,104)
                                                            ---------------------------------------------------------
Net increase...............................................   169,868    $ 2,339,303           158,116    $ 1,850,205
                                                            =========================================================

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)(continued)

2.  BENEFICIAL SHARES (CONT.)

                                                                SIX MONTHS ENDED                   PERIOD ENDED
                                                               SEPTEMBER 30, 1997                MARCH 31, 1997*
                                                             -----------------------         ------------------------
                   ADVISOR CLASS SHARES:                      SHARES        AMOUNT            SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold.................................................    88,417    $1,234,355             6,077        $72,544
Shares issued on reinvestment of distributions..............        58           749                --             --
Shares redeemed.............................................   (16,108)     (215,197)             (318)        (4,039)
                                                             --------------------------------------------------------
Net increase................................................    72,367    $1,019,907             5,759        $68,505
                                                             ========================================================

*Effective date of Advisor Class shares was January 2, 1997.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 1.25% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED FEE RATE                  AVERAGE DAILY NET ASSETS
        ---------------------------------------------------------------------------
                0.15%          First $200 million
               0.135%          Over $200 million, up to and including $700 million
                0.10%          Over $700 million, up to and including $1.2 billion
               0.075%          Over $1.2 billion

TICI and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00%, and 2.00% of the Fund's average daily net assets of Class I, Class II and Advisor Class shares, respectively, through August 1, 1998.

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30 1997, unreimbursed costs were $197,107. Distributors paid net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $57,803, and $1,776, respectively.

During the six months ended September 30, 1997, legal fees of $226 were paid to a law firm in which an officer of the Fund is a partner.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)(continued)

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 aggregated $17,177,757 and $1,190,489, respectively.

5.  INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation............  $7,871,648
        Unrealized depreciation............    (788,702)
                                             ----------
        Net unrealized appreciation........  $7,082,946
                                             ==========

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary. Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                        10/97.01

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Latin America Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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TL418 S97               [RECYCLING ARROWS LOGO] Printed on recycled paper